UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (May 7, 2026)
CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

DE	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside,	Suite 300	99201
Spokane,	WA
(Address of principal executive offices)		(Zip Code)
(509) 344-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Approval of Equity Plan
On May 7, 2026, at the Clearwater Paper Corporation (the “Company”) 2026 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Clearwater Paper Corporation 2026 Stock Incentive Plan (the “Equity Plan”). The Equity Plan establishes a new share reserve, in place of the unused share reserve under the Clearwater Paper Corporation Amended and Restated 2017 Stock Incentive Plan (the “Prior Plan”) (which has been canceled), with 2,000,000 new shares available for issuance under the Equity Plan for grants on and after May 7, 2026, plus: (a) the number of shares subject to all outstanding awards under the Prior Plan and the Amended and Restated 2008 Stock Incentive Plan of Clearwater Paper Corporation as of May 7, 2026 that are later forfeited, repurchased by the Company due to failure to vest, settled in cash, cancelled, or expire; and (b) the number of shares used to satisfy tax withholding obligations related to all outstanding awards of restricted shares, restricted stock units, or performance shares under the Prior Plan as of May 7, 2026.
The description of the Equity Plan is qualified in its entirety by reference to the text of the Equity Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Approval of Long-Term Incentive Plan Form Agreement
On May 7, 2026, the Compensation Committee of the Board of Directors of the Company approved a form of Performance Share Agreement and two forms of Restricted Stock Unit Agreement to be used from time to time by the Company under the Equity Plan. The form of Performance Share Agreement and the forms of Restricted Stock Unit Agreement are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Restated Certificate of Incorporation of Clearwater Paper Corporation
At a meeting held prior to the Annual Meeting, the Company’s Board of Directors approved a Restated Certificate of Incorporation of the Company (the “Restated Certificate”) containing an amendment providing for the exculpation of the Company’s officers in specific circumstances, as permitted by Delaware law (the “Exculpation Amendment”). As described in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved the Restated Certificate. On May 7, 2026, the Company filed the Restated Certificate with the Secretary of State of the State of Delaware.
The descriptions of the Restated Certificate and the Exculpation Amendment are qualified in their entirety by reference to the text of the Restated Certificate, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.
Amendments to Amended and Restated Bylaws of Clearwater Paper Corporation
At a meeting held prior to the Annual Meeting, the Company’s Board of Directors approved an amendment to the Company’s Amended and Restated Bylaws to add a forum selection provision that designates Delaware courts as the exclusive forum for internal corporate claims and the U.S. federal district courts as the exclusive forum for claims arising from the Securities Act of 1933, as amended (the “Forum Selection Amendment”). While the Company’s Board of Directors had the authority under the Amended and Restated Bylaws to effect the Forum Selection Amendment without obtaining stockholder approval, it determined to only cause the Forum Selection Amendment to become effective if the stockholders approved such amendment. At the Annual Meeting, the Company’s stockholders approved the Forum Selection Amendment. At a meeting held on May 8, 2026, the Company’s Board of Directors approved further amendments to the Company’s Amended and Restated Bylaws to provide for requirements relating to the nomination of directors by stockholders.
The description of the foregoing amendments is qualified in its entirety by reference to the text of the Company’s Amended and Restated Bylaws, which are attached hereto as Exhibit 10.6 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
The matters listed below were submitted to a vote of the stockholders at the Annual Meeting through the solicitation of proxies, and the proposals are described in the Company’s proxy statement filed with the

Securities and Exchange Commission on March 27, 2026 (the “Proxy Statement”). The certified results of the stockholder vote are as follows:

Proposal 1 – Election of Directors
The following individuals were elected to serve as directors to hold office until the 2027 Annual Meeting of Stockholders or until the respective successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeanne M. Hillman	11,260,331	733,862	40,615	1,804,100
Joe W. Laymon	11,278,784	712,872	43,152	1,804,100
Ann C. Nelson	11,323,770	668,143	42,895	1,804,100
John P. O’Donnell	11,350,036	644,143	40,629	1,804,100
Christine M. Vickers Tucker	11,379,898	611,971	42,939	1,804,100
Proposal 2 – Ratification of the Appointment of KPMG, LLP as Independent Registered Public Accounting Firm for 2026
The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2026:

For	Against	Abstain
13,435,154	347,742	56,012
Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation
The compensation of the named executive officers as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K was approved, on an advisory basis, by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
10,189,046	1,808,030	37,732	1,804,100
Proposal 4 – Approval of Adoption of an Amendment to Clearwater Paper Corporation’s Restated Certificate of Incorporation
The amendment to the Restated Certificate of Incorporation of Clearwater Paper Corporation as disclosed in the Proxy Statement was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
10,947,284	1,037,386	50,138	1,804,100
Proposal 5 – Approval of an Amendment to Clearwater Paper Corporation’s Amended and Restated Bylaws
The amendment to the Amended and Restated Bylaws of Clearwater Paper Corporation as disclosed in the Proxy Statement was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
10,314,342	1,678,208	42,258	1,804,100
Proposal 6 – Approval of the Clearwater Paper Corporation 2026 Stock Incentive Plan
The Clearwater Paper Corporation 2026 Stock Incentive Plan as disclosed in the Proxy Statement was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
6,562,984	5,430,608	41,216	1,804,100

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit	Description
10.1	Clearwater Paper Corporation 2026 Stock Incentive Plan
10.2	Clearwater Paper Corporation-Form of Performance Share Agreement, to be used with the Clearwater Paper Corporation 2026 Stock Incentive Plan Agreement
10.3	Clearwater Paper Corporation-Form of Restricted Stock Unit Agreement (Ratable Vesting), to be used with the Clearwater Paper Corporation 2026 Stock Incentive Plan
10.4	Clearwater Paper Corporation-Form of Restricted Stock Unit Agreement (Cliff Vesting), to be used with the Clearwater Paper Corporation 2026 Stock Incentive Plan
10.5	Restated Certificate of Incorporation of Clearwater Paper Corporation
10.6	Amended and Restated Bylaws of Clearwater Paper Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2026

CLEARWATER PAPER CORPORATION

By:
/s/ Marc D. Rome
Marc D. Rome, Senior Vice President, General Counsel and Corporate Secretary